                                                                   Exhibit 10.56




                                JOINDER AGREEMENT
                  (CERTIFIED AIRCRAFT PARTS, INC. ACQUISITION)



         THIS JOINDER AGREEMENT (the "AGREEMENT"), dated as of May 13, 1999, is by and between CERTIFIED AIRCRAFT PARTS, INC., a Florida corporation (the "APPLICANT BORROWER"), KELLSTROM INDUSTRIES, INC., a Delaware corporation, as agent for the Borrowers ("KELLSTROM") , the financial institutions party from time to time to the below-referenced Loan Agreement, and NATIONSBANK, N.A., as agent for the Lenders (the "AGENT"), under that certain Amended and Restated Loan and Security Agreement (as amended and modified, the "LOAN AGREEMENT"), dated as of December 14, 1998, by and among Kellstrom and certain related borrowing entities (the "Borrowers"), the Lenders and the Agent. All of the defined terms in the Loan Agreement are incorporated herein by reference.

         The Applicant Borrower has indicated its desire to become a Borrower pursuant to the terms of the Loan Agreement.

         Accordingly, the Applicant Borrower hereby agrees as follows with the Agent and the Lenders:

         1. The Applicant Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Applicant Borrower will be deemed to be a party to the Loan Agreement and a "Borrower" for all purposes of the Loan Agreement and the other Loan Documents and a co-maker of each of the Notes, and shall have all of the obligations of a Borrower thereunder as if it had executed the Loan Agreement and the other Loan Documents. The Applicant Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan Agreement and in the Loan Documents which are binding upon the Borrowers, including, without limitation
(a) all of the representations and warranties of the Borrowers set forth in
Article 6 of the Loan Agreement, as supplemented from time to time in accordance with the terms thereof, and (b) all of the covenants set forth in Articles 7, 8, 9, 10 and 11 of the Loan Agreement.

         2. Without limiting the generality of the foregoing terms of paragraph 1, the Applicant Borrower hereby grants to the Agent for the benefit of the Secured Parties a continuing security interest in, and a right of set off against, any and all right, title and interest of the Applicant Borrower in and to the Collateral (as such term is defined in Section 1.1 of the Loan Agreement) of the Applicant Borrower.

        3. The Applicant Borrower acknowledges and confirms that it has received a copy of the Loan Agreement and the Schedules and Exhibits thereto. The Schedules to the Loan Agreement are amended to include the information shown on the attached SCHEDULE A.

         4. Kellstrom confirms that all of the other Borrowers' obligations under the Loan Agreement are, and upon the Applicant Borrower becoming a Borrower shall continue to be, in full force and effect. Kellstrom further confirms that immediately upon the Applicant Borrower becoming a Borrower the term "Secured Obligations", as used in the Loan Agreement, shall include all Secured Obligations of such Applicant Borrower under the Loan Agreement and under each other Loan Document.

         5. Each of Kellstrom and the Applicant Borrower agrees that at any time and from time to time, upon the written request of the Agent, it will execute and deliver such further documents and do such further acts and things as the Agent may reasonably request in order to effect the purposes of this Agreement.

         6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

         7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, each of Kellstrom and the Applicant Borrower has caused this Agreement to be duly executed by its authorized officers, and the Agent has caused the same to be accepted by its authorized officer, as of the day and year first above written.


                                       CERTIFIED AIRCRAFT PARTS, INC.




                                       By: /s/ Michael Arciola
                                           -------------------------------------
                                       Name:    Michael Arciola
                                       Title:   Assistant Secretary



                                       KELLSTROM INDUSTRIES, INC., for itself
                                       and for the other Borrowers



                                       By: /s/ Michael Arciola
                                           -------------------------------------
                                       Name:    Michael Arciola
                                       Title:   Assistant Secretary



                       (Signatures Continued on Next Page)




                                      -2-

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                                         NATIONSBANK, N.A., as Agent for itself
                                         and for the other Lenders



                                         By: /s/ Robert Walker
                                           -------------------------------------
                                         Name:    Robert Walker
                                         Title:   Vice President







                                      -3-
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                                   SCHEDULE A



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                          NOTARY JURAT FOR EXECUTION OF
                        WRITTEN OBLIGATIONS TO PAY MONEY
                              BY FLORIDA BORROWERS


         On this the ____ day of _____________, 199_, before me, the undersigned, a Notary Public in and for the State of _______________, County of _____________, _________________ personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the _________________ of Certified Aircraft Parts, Inc., a Florida corporation, who, being by me first duly sworn, stated that:

1. He executed the foregoing Joinder Agreement on behalf of Certified Aircraft Parts, Inc. pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of _______________, County of _____________; and

2. He has this day delivered the foregoing instrument to NationsBank, N.A., as agent for the Lenders, at Fulton County, Georgia.


                                         Signature of Borrower's Officer:


                                         By:
                                             -----------------------------------
                                         Name:
                                              ----------------------------------



Sworn to and subscribed before me this
___ day of _____________, 199_:




----------------------------------
         Notary Signature



My Commission Expires:



---------------------------------
     [Affix Notarial Seal]

                          NOTARY JURAT FOR EXECUTION OF
                        WRITTEN OBLIGATIONS TO PAY MONEY
                              BY FLORIDA BORROWERS

         On this the ____ day of ____________, 199_, before me, the undersigned, a Notary Public in and for the State of _______________, County of _____________, Michael W. Wallace, personally known to me or proved to me on the basis of satisfactory evidence to be the Chief Financial Officer of Kellstrom Industries, Inc., a Delaware corporation, who, being by me first duly sworn, stated that:

1. He executed the foregoing Joinder Agreement on behalf of Kellstrom Industries, Inc., as agent for the Borrowers, pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of _______________, County of _____________; and

2. He has this day delivered the foregoing instrument to NationsBank, N.A., as agent for the Lenders, at Fulton County, Georgia.


                                         Signature of Borrower's Officer:



                                         By:
                                             -----------------------------------
                                              Michael W. Wallace



Sworn to and subscribed before me this ___ day of _____________, 199_:




----------------------------------
        Notary Signature




My Commission Expires:




---------------------------------
     [Affix Notarial Seal]

                          AFFIDAVIT REGARDING DELIVERY

         On this the ____ day of ______________, 199_, before me, the undersigned, a Notary Public in and for the State of Georgia, County of Cobb, _________________ personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be a ______________ of NationsBank, N.A., who, being by me first duly sworn, stated that NationsBank, N.A. has received delivery of the foregoing Joinder Agreement in the State of Georgia, County of Fulton.



                                      -----------------------------------------
                                      Signature of Officer of NationsBank, N.A.




Sworn to and subscribed before me this ___ day of ________________, 1999:



----------------------------------
        Notary Signature



My Commission Expires:




---------------------------------
     [Affix Notarial Seal]